ING SERIES FUND, INC.

ING Money Market Fund

(the “Fund”)

Supplement dated October 31, 2011

to ING Money Market Fund’s Class A, Class B, Class C, Class, I,

Class L, Class O, and Class W Shares

Statement of Additional Information (“SAI”) dated July 29, 2011

Effective immediately, the Fund’s SAI is revised as follows:

The table and footnotes in the section entitled “Compensation Table” beginning on Page 52 of the SAI are hereby deleted in their entirety and replaced with the following:

Name of Person/Position	ING Money Market Fund	Pension or Retirement Benefits Accrued as part of Fund expenses	Total Compensation from the Company and Fund Complex Paid to Directors(1)
Albert E. DePrince, Jr., Director	$2,935	N/A	$230,250
Martin J. Gavin, Director(2)(3)	$280	N/A	$24,500
Russell H. Jones, Director	$2,480	N/A	$194,000
Sidney Koch, Director	$2,480	N/A	$194,000
Corine Norgaard, Director(4)	$2,480	N/A	$194,000
Joseph E. Obermeyer, Director(3)	$2,606	N/A	$204,000

(1)	Represents compensation from 37 funds (total in complex as of March 31, 2011).
(2)	Mr. Gavin ceased his prior service as a Director effective June 30, 2010 and recommenced service as a Director effective July 1, 2011.
(3)

Includes amounts deferred pursuant to a deferred compensation plan. During the fiscal year ended March 31, 2011, Mr. Gavin and Mr. Obermeyer, deferred $31,500 and $24,625 respectively, of their compensation from the Fund Complex.

(4)	Dr. Norgaard ceased service as a Director effective May 4, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE